EXHIBIT 10.2

THIS AMENDING AGREEMENT is dated and effective this 25th day of September, 2002;

BY AND BETWEEN:     9103-3019 QUEBEC INC., a company incorporated under the laws of the Province of Quebec, with its principal place of business located at 147 Dufferin Road, Hampstead, Quebec,
                    H3X 2Y2

                    (hereinafter referred to as "Licensor");

         AND: VITALSTATE CANADA LTD. (formerly, NUVO WAY INC.), a corporation incorporated under the laws of Canada, with its principal place of business located at 2191 Hampton Ave., Montreal, Quebec, H4A 2K5

                    (hereinafter referred to as "Licensee");

ARTICLE 1 - PREAMBLE:

1.1      WHEREAS  Licensor and Licensee have executed a license  agreement dated
         November   7th,   2001   (hereinafter   referred  to  as  the  "License
         Agreement");

1.2 WHEREAS Licensor and Licensee wish to redefine the scope of the license and certain other rights granted to Licensee under the License Agreement, without any additional fees, royalties or milestones payable by Licensee to Licensor other than those already provided for in
         Article IV of the License Agreement;

1.3 WHEREAS Licensor and Licensee are desirous of amending the License Agreement in the manner and upon the terms hereinbelow set forth;

NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

ARTICLE 2  -  INTERPRETATION

2.1 Unless the context otherwise requires, all capitalised words and phrases appearing herein shall have the same meanings ascribed thereto in the License Agreement.

2.2 This Agreement is supplemental to the License Agreement. All terms and conditions contained in the License Agreement which are not expressly modified by the terms and conditions herein contained shall not be affected hereby and shall continue to be in full force and effect as if these presents had not been executed.



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ARTICLE 3  -  AMENDMENTS

3.1 The Parties hereto agree that the License Agreement shall be amended as follows:

         3.1.1 Subsection 1.1(f) shall be removed in its entirety and replaced with the following:

                  This subsection is intentionally left blank.

         3.1.2    Subsection 1.1(g) shall be replaced with the following:

                  "Licensed Patent(s)" shall mean

                  (1)      any and all patent  application(s)  listed in Exhibit
                           A;

                  (2) any and all other patent applications relating to the Licensed Technology;

                  (3) any and all patents that may be issued from the patent application(s) referred to in items (1) and
                           (2);

                  (4) any and all applications for United States or foreign counterpart patents based on the patent application(s) listed in Exhibit A and any patents that may be issued from said United States or foreign counterpart applications; and

                  (5) any continuations, divisions, patents of addition, applications for reissue, reissues, re-examinations, or extensions of any of the foregoing, provided that Licensor is the owner thereof.

         3.1.3    Subsection 1.1(h) shall be replaced with the following:

                  "LicensedProduct"    shall   mean   any    nutraceutical    or
                  pharmaceutical formulation and finished product relating to or based on the Licensed Patent(s).

         3.1.4    Subsection 1.1(i) shall be replaced with the following:

                  "Licensed Technology" shall mean Licensor's proprietary gel matrix delivery system technology and method of preparation, any improvements, additions or modifications thereto, any reformulations and any new applications or uses therefore.

         3.1.5    The  following  sentence  shall be added at the end of Section
                  2.6:

                  Notwithstanding anything to the contrary set forth herein, this Section 2.6 does not apply to any new technology invented by Licensor at the request of Licensee or as a consequence of any collaboration or other relationship with Licensee.


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ARTICLE 4  -  MISCELLANEOUS PROVISIONS

4.1 The present Agreement shall be binding upon and enure to the benefit and advantage of the Parties hereto and their respective heirs, legatees, executors and assigns.

4.2 This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Quebec.

4.3 Each of the Parties hereto hereby confirms that he has been given every opportunity to seek independent legal counsel and declares to fully understand the nature and effect of this Agreement and acknowledges that he is executing this Agreement freely and voluntarily and as his own act and deed.

4.4 The Parties hereto state their express wish that this Agreement be drawn up in the English language; les parties expriment leur desir explicite a l'effet que cette entente soit redigee en anglais.

IN WITNESS WHEREOF, the Parties hereto have signed at the place and on the date first hereinabove mentioned.


       9103-3019 QUEBEC INC.                          VITALSTATE CANADA LTD.

       /s/ Miriam Farber                              /s/ James Klein
       -------------------------------                --------------------------
       Name:  Miriam Farber                           Name:  James Klein
       Title: President                               Title:  CFO






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